                                                                      EXHIBIT 25

                                                 SECURITIES ACT OF 1933
                                                 REGISTRATION NO.
                                                                  --------------

- --------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

           CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY PURSUANT
                        TO SECTION 305 (b)(2)  X
                                             -----

                               -----------------

                     CORESTATES BANK, NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)


    BROAD AND CHESTNUT STREETS
PHILADELPHIA, PENNSYLVANIA 19101                          23-0972337
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (I.R.S. EMPLOYER IDENTIFICATION NO.)


                               CORESTATES BANK, N.A.
                               ATTN:  OFFICE OF RESIDENT COUNSEL
                               BROAD AND CHESTNUT STREETS
                               PHILADELPHIA, PA  19101
                               (215) 973-3810

           (NAME, ADDRESS, AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                ================

                                 ADVANTA, CORP.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                       23-1462070
(STATE OF INCORPORATION)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                ===============

        BRANDYWINE CORPORATE CENTER                  19703
         650 NAAMANS ROAD
         CLAYMONT, DE
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

                              =================


                            REDIRESERVE CERTIFICATES
                               SUBORDINATED NOTES
                        (TITLE OF INDENTURE SECURITIES)
================================================================================

ITEM 1.          GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO
                 THE TRUSTEE:

                 (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                               THE OFFICE OF THE COMPTROLLER OF THE CURRENCY, WASHINGTON, D.C. 20220.

                               FEDERAL RESERVE BANK OF PHILADELPHIA,
                               PENNSYLVANIA 19105.

                               THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEMS, WASHINGTON, D.C. 20551.

                               FEDERAL DEPOSIT INSURANCE CORPORATION,
                               WASHINGTON, D.C. 20429.

                 (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                          POWERS.

                               THE TRUSTEE IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                               NONE.

ITEM 13.         DEFAULTS BY THE OBLIGOR.

                 (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THE INDENTURE. EXPLAIN THE NATURE OF AN SUCH DEFAULT.

                               NONE.

                 (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF SUCH DEFAULT.

                               NONE.





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ITEM 15.         FOREIGN TRUSTEE.

                          IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                          NOT APPLICABLE.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

         (1)     COPY OF ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN
                 EFFECT.*
         (2) COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS.*
         (3) COPY OF AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS.*
         (4)     COPY OF EXISTING BYLAWS OF THE TRUSTEE.*
         (5) COPY OF INDENTURE REFERRED TO IN ITEM 4, IF THE OBLIGOR IS IN DEFAULT. NOT APPLICABLE.
         (6) THE CONSENTS OF THE UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY SECTION 321(B) OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED.
         (7) COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISORY OF EXAMINING AUTHORITY.
         (8) COPY OF ANY ORDER PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED. NOT APPLICABLE.
         (9) FOREIGN TRUSTEE'S CONSENT TO SERVICE OF PROCESS ON FORM F-X. NOT APPLICABLE

- ------------------------
         EXHIBITS FOLLOWED BY AN ASTERISK ARE INCORPORATED HEREIN BY REFERENCE PURSUANT TO RULE 7a-29.

         EXHIBIT 16(1) - EXHIBIT 16(1) TO FORM T-1 FILED IN REGISTRATION STATEMENT OF NOVEMBER 1, 1993 OF BELL TELEPHONE COMPANY OF PENNSYLVANIA, NO. 33-50869.

         EXHIBIT 16(2) - EXHIBIT 16(2) TO FORM T-1 FILED IN REGISTRATION STATEMENT OF FEBRUARY 9, 1956 OF BELL TELEPHONE COMPANY OF PENNSYLVANIA, NO. 22-12266.

         EXHIBIT 16(3) - EXHIBIT 16(3) TO FORM T-1 FILED IN REGISTRATION STATEMENT OF FEBRUARY 9, 1956 OF BELL TELEPHONE COMPANY OF PENNSYLVANIA, NO. 22-12266.

         EXHIBIT 16(4) - EXHIBIT 16(4) TO FORM T-1 FILED IN REGISTRATION STATEMENT OF NOVEMBER 1, 1993 OF BELL TELEPHONE COMPANY OF PENNSYLVANIA, NO. 33-50869.





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





         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED, THE TRUSTEE, CORESTATES BANK, N.A., A NATIONAL BANKING ASSOCIATION DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF PHILADELPHIA AND COMMONWEALTH OF PENNSYLVANIA, ON
THE               DAY OF    AUGUST   ,  1995 .
    -------------        ------------  ------

                                        CORESTATES BANK, N.A.


                                        BY:  /s/ J. BRUCE HERD
                                           -------------------------
                                        NAME: J. BRUCE HERD
                                        TITLE: VICE PRESIDENT

[SEAL]

ATTEST:


BY:  /s/ MARLENE TALASNIK
   -----------------------
NAME: MARLENE TALASNIK
TITLE: SENIOR CORPORATE TRUST OFFICER





                                     4 OF 4

                                 EXHIBIT 16(6)

                 CONSENT OF TRUSTEE REQUIRED BY SECTION 321(b)

                 OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED


         CORESTATES BANK, N.A. HEREBY CONSENTS, SUBJECT TO THE TERMS AND CONDITIONS OF SECTION 321(b) OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED, THAT REPORTS OF EXAMINATIONS OF ITS AFFAIRS BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST OF SUCH COMMISSION THEREFOR.



                                        CORESTATES BANK, N.A.


                                        BY:  /s/ J. BRUCE HERD
                                           ----------------------
                                        NAME:  J. BRUCE HERD
                                        TITLE: VICE PRESIDENT

Legal Title of Bank:   CoreStates Bank, National Association                   Call Date:   3/31/95   ST-BK: 42-0204  FFIEC 031
Address:               P.O. Box 7618                                                                                  Page RC-1
City, State  Zip:      Philadelphia, PA  19101-7618
FDIC Certificate No.:  |0|0|7|1|9|

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC -- Balance Sheet

                                                                                                                   ___________
                                                                                                                   |  C400   |   < -
                                                                                                       ____________|_________|
                                                                         Dollar Amounts in Thousands   |  RCFD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------------| --------------------|
Assets                                                                                                 | ////////////////////|
 1. Cash and balances due from depository institutions (from Schedule RC-A) :                          | ////////////////////|
    a. Non interest-bearing balances and currency and coin(1) ........................................ |  0081     1,532,821 |  1.a.
    b. Interest-bearing balances(2) .................................................................. |  0071     1,859,068 |  1.b.
 2. Securities:                                                                                        | ////////////////////|
   a. Held-to-maturity securities (from Schedule RC-B, column A) ..................................... |  1754     1,428,806 |  2.a.
   b. Available-for-sale securities (from Schedule RC-B, column D) ................................... |  1773       264,447 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices         | ////////////////////|
    of the bank of its Edge and Agreement subsidiaries, and in IBFs:                                   | ////////////////////|
    a. Federal funds sold ............................................................................ |  0276       251,100 |  3.a.
    b. Securities purchased under agreements to resell ............................................... |  0277         8,960 |  3.b.
 4. Loans and lease financing receivables:                               ______________________________| ////////////////////|
    a. Loans and leases, net of unearned income (from Schedule RC-C)     | RCFD 2122 |      14,497,116 | ////////////////////|  4.a.
    b. LESS: Allowance for loan and lease losses ....................... | RCFD 3123 |         314,409 | ////////////////////|  4.b.
    c. LESS: Allocated transfer risk reserve ........................... | RCFD 3128 |               0 | ////////////////////|  4.c.
    d. Loans and leases, net of unearned income,                         ______________________________| ////////////////////|
       allowance, and reserve (item 4.a minus 4.b and 4.c) ........................................... |  2125    14,182,707 |  4.d.
 5. Trading assets (from Schedule RC-D) .............................................................. |  3545         3,721 |  5.
 6. Premises and fixed assets (including capitalized leases) ......................................... |  2145       311,258 |  6.
 7. Other real estate owned (from Schedule RC-M) ..................................................... |  2150        23,283 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ......... |  2130           413 |  8.
 9. Customers' liability to this bank on acceptances outstanding ..................................... |  2155       432,479 |  9.
10. Intangible assets (from Schedule RC-M) ........................................................... |  2143       219,735 | 10.
11. Other assets (from Schedule RC-F) ................................................................ |  2160       548,612 | 11.
12. Total assets (sum of items 1 through 11) ......................................................... |  2170    21,067,410 | 12.
                                                                                                       -----------------------

- ------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:   CoreStates Bank, National Association                   Call Date:   3/31/95   ST-BK: 42-0204  FFIEC 031
Address:               P.O. Box 7618                                                                                   Page RC2
City, State  Zip:      Philadelphia, PA  19101-7618
FDIC Certificate No.:  |0|0|7|1|9|

Schedule RC--Continued

                                                                                               ___________________________
                                                                 Dollar Amounts   in Thousands |//////////   Bil Mil Thou |
- --------------------------------------------------------------------------------------------------------------------------
Liabilities                                                                                    |//////////////////////////|
13. Deposits:                                                                                  |//////////////////////////|
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)....   | RCON 2200     13,906,995 | 13.a.
       (1) Noninterest-bearing (1) ............................  | RCON 6631         4,526,947 |//////////////////////////| 13.a.(1)
       (2) Interest-bearing ...................................  | RCON 6636         9,380,048 |//////////////////////////| 13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBF's
       (from Schedule RC-E, part II) .......................................................   | RCFN 2200      1,922,902 | 13.b.
       (1) Noninterest-bearing.................................  | RCFN 6631           366,062 |//////////////////////////| 13.b.(1)
       (2) Interest-bearing....................................  | RCFN 6636         1,556,840 |//////////////////////////| 13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     |//////////////////////////|
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               |//////////////////////////|
    a. Federal funds purchased .............................................................   | RCFD 0278      1,799,438 | 14.a.
    b. Securities sold under agreements to repurchase ......................................   | RCFD 0279        111,113 | 14.b.
15. a. Demand notes issued to the U.S. Treasury ............................................   | RCON 2840        141,669 | 15.a.
    b. Trading liabilities (from Schedule RC-D) ............................................   | RCFD 3548          1,425 | 15.b.
16. Other borrowed money:                                                                      |//////////////////////////|
    a. With original maturity of one year or less ..........................................   | RCFD 2332         83,489 | 16.a.
    b. With original maturity of more than one year ........................................   | RCFD 2333         58,320 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases .........................   | RCFD 2910            508 | 17.
18. Bank's liability on acceptances executed and outstanding ...............................   | RCFD 2920        433,424 | 18.
19. Subordinated notes and debentures ......................................................   | RCFD 3200        180,000 | 19.
20. Other liabilities (from Schedule RC-G) .................................................   | RCFD 2930        704,048 | 20.
21. Total liabilities (sum of items 13 through 20) .........................................   | RCFD 2948     19,343,331 | 21.
                                                                                               |//////////////////////////|
22. Limited-life preferred stock and related surplus .......................................   | RCFD 3282              0 | 22.
Equity Capital                                                                                 |//////////////////////////|
23. Perpetual preferred stock and related surplus ..........................................   | RCFD 3838              0 | 23.
24. Common stock ...........................................................................   | RCFD 3230         37,308 | 24.
25. Surplus (exclude all surplus related to preferred stock) ...............................   | RCFD 3839      1,079,987 | 25.
26. a. Undivided profits and capital reserves ..............................................   | RCFD 3632        605,877 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ..............   | RCFD 8434          2,369 | 26.b.
27. Cumulative foreign currency translation adjustments ....................................   | RCFD 3284         (1,462)| 27.
28. Total equity capital (sum of items 23 through 27) ......................................   | RCFD 3210      1,724,079 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  |//////////////////////////|
    and 28) ................................................................................   | RCFD 3300     21,067,410 | 29.
                                                                                               ----------------------------

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the                  Number
    most comprehensive level of auditing work performed for the bank by independent external        ____________________
    auditors as of any date during 1994 ........................................................... | RCFD 6724     2  |  M.1.
                                                                                                    --------------------

1 = Independent audit of the bank conducted in accordance            4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified            external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank            authority)
2 = Independent audit of the bank's parent holding company           5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing             auditors
    standards by a certified public accounting firm which            6 = Compilation of the bank's financial statements by
    submits a report on the consolidated holding company                 external auditors
    (but not on the bank separately)                                 7 = Other audit procedures (excluding tax preparation work)
3 = Directors's examination on the bank conducted in                 8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

- ----------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.